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                                                                      EXHIBIT 23
                                                                      ----------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report dated June 22, 1999 included in this Form 11-K for the year ended December 31, 1998, into the Company's previously filed Registration Statements:
Form S-8 (File No. 33-39436) and Form S-8 (File No. 333-21599).



                                         /s/ ARTHUR ANDERSEN
                                         ARTHUR ANDERSEN LLP



Los Angeles,  California
June 29, 1999